SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported): April 11, 1997

                                FAC REALTY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of Incorporation)

        1-11998                                    56-1819372
(Commission File Number)                 (IRS Employer Identification No.)

        11000 Regency Parkway                          27511
              Suite 300                              (Zip Code)
         Cary, North Carolina
(Address of principal executive offices)

                                 (919) 462-8787
              (Registrant's telephone number, including area code)

Item 2: Acquisition or Disposition of Assets

        On March 27, 1997, FAC Realty, Inc. ("FAC") consummated the acquisition of five community centers in and around Raleigh, North Carolina, from North Hills Properties, Inc. for a total purchase price of $32.3 million. The acquisition of a 49.5% partnership interest in a sixth center is pending approval by the partnership.

        The North Hills acquisition includes approximately 606,000 square feet of gross leasable area ("GLA") with an average occupancy of approximately 97%. The following is a list of the centers:

                                               Current          Key Tenants
                 N.C.          Date     Total Occupancy       ---------------                      NOI at
Property       Location      Developed   GLA      %       Anchor          Other Major            12/31/96(1)
--------       --------      ---------   ---      -       ------          -----------            -----------
Gateway         Wilson          1992    91,266   100      K-Mart          Winn-Dixie              $  501,275
                                                                          lease executed;
                                                                          construction to
                                                                          begin spring
                                                                          1997

Eastgate        Raleigh         1966    54,375   100      Books-          Kerr Drug                  361,937
                                                          A-Million       Subway

MacGregor       Cary            1986   142,655    99      N/A             Eckerd Drug              1,159,787
Village                                                                   Spa Health Club

Northridge      Raleigh         1980   165,215    92      Winn-Dixie      Ace Hardware             1,205,575
                                                                          Kerr Drug

Tower           Raleigh         1976   152,157    96      Food Lion       Shoe Show                  597,283
                                       -------   ---      Big Lots        Kerr Drug               ----------
                                                                          Baskin Robbins

Grand Total                            605,668    97                                              $3,825,857
                                       =======   ===                                              ==========

1. Net operating income (NOI) is equal to revenue in excess of certain operating expenses. Operating expenses are exclusive of any interest, depreciation, amortization, general and administrative expenses.

        Following the completion of the acquisition, FAC has 36 outlet centers and 5 community centers. The acquisition was financed with approximately $30.5 million drawn by the Company's credit facility with Nomura Asset Capital Corporation and the balance from available cash.

Item 7. Financial Statements and Exhibits

        (a) Financial statements of business acquired

            It is impracticable to provide the required financial statements at the time of the filing of this report. The required financial statements will be filed as soon as practicable by amendment to this form 8-K.

        (b) Pro forma financial statements

            See text at Item 7(a).

        (c) Exhibits

            2.1 Agreement of Purchase and Sale Among North Hills Properties,
                Inc., Tower Properties Limited Partnership and FAC Realty, Inc. dated March 27, 1997.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FAC REALTY, INC.

                                        /s/ PATRICK M. MINIUTTI
                                        ------------------------------------
                                        Patrick M. Miniutti
                                        Executive Vice President and Chief
                                          Financial Officer

Date: April 11, 1997